EXHIBIT 10.28

                  AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

     The Employment Agreement between Scott Schalin ("Executive") and Interactive Gallery, Inc. ("Company"), dated 10/27/99 is hereby amended as follows:

     1. For the fiscal year ending March 31, 2002, Executive's base salary shall be $200,000.00 per annum ("Annual Base Salary), which shall be paid in equal installments on a biweekly basis.

     2. In addition to Annual Base Salary, for the fiscal year ending March 31, 2002, Executive shall participate in an annual incentive bonus plan. Such plan shall provide Executive with the opportunity to earn bonuses if the Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) of New Frontier Media, Inc. reach specified levels:

                               EBITDA                      EXECUTIVE BONUS
           --------------------------------------------    ---------------
           $11 million.................................      $ 10,000.00

           $12 million.................................      $ 20,000.00

           $13 million.................................      $ 20,000.00

     For purposes of calculation of Executive Bonus, EBITDA shall not include revenues or earnings of any business, division or entity acquired by New Frontier Media, Inc. on or after April 1, 2001.

     3. Further, Executive shall be awarded a bonus of $ 50,000.00 if the EBITDA of Interactive Gallery, Inc. reaches the level of $8.4 million, and an additional $50,000.00 if the EBITDA of Interactive Gallery, Inc. reaches the level of $9.4 million.

     4. Company may, in its sole discretion, grant further bonuses based on Executive's performance and such other factors as it deems pertinent.

     5. During the Employment Period, Executive shall perform such duties, and shall have such title, as Company in its discretion shall determine.

     6. This Amendment to Executive Employment Agreement supersedes and takes precedence over all previous agreements between the parties.

Interactive Gallery, Inc.

By: /s/ MICHAEL WEINER                                  /s/ SCOTT SCHALIN
    ------------------------                      ----------------------------
                                                          Scott Schalin


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